UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 14, 2020, the Board of Directors (the “Board”) of Exela Technologies, Inc. (the “Company”) elected Marc A. Beilinson and William L. Transier (the “New Directors”) to fill the existing Class B and Class C directorship vacancies on the Board to serve until the 2022 and 2020 Annual Meeting of Stockholders of the Company, respectively, where each of them is expected to stand for election for a three-year term. Each of New Directors has been appointed to the Audit Committee of the Board, and Mr. Transier has been appointed Co-Chair of the Audit Committee.

The New Directors will receive compensation materially consistent with the Company’s previously disclosed director compensation policy (except that their initial equity grants and any annual equity grants will be paid in cash rather than equity). There are no arrangements or understandings pursuant to which the New Directors were elected as directors, and there are no related party transactions between the Company and the New Directors reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events

Matters relating to Debt Agreements

As previously reported in the Form 8-K, the Company and Exela Receivables 1, LLC entered into an amendment on March 30, 2020 to its Loan and Security Agreement, dated as of January 10, 2020 (as amended, the “A/R Facility”), with TPG Specialty Lending, Inc., as administrative agent, and the lenders party thereto, to extend the time for delivery of the Company's audited financial statements for its fiscal year ended December 31, 2019 to April 9, 2020 and eliminated the five-day cure period with respect to any breach thereof. On April 9, 2020, the parties entered into an amendment to the A/R Facility to extend the time for delivery of such audited financial statements to April 13, 2020 and, on April 13, 2020, the parties further extended this deadline to April 27, 2020. However, there can be no assurance that the Company’s financial statements will be filed prior to the expiring of this extension, in which case the Company may seek a further extension, although there can be no assurance that any such extension will be granted.

Under the terms of each of the First Lien Credit Agreement, dated as of July 12, 2017, as amended and restated as of July 13, 2018 and as further amended and restated as of April 16, 2019 (as amended, the “Credit Agreement”), among Exela Intermediate, LLC (“Exela Borrower”), Exela Intermediate Holdings LLC, the Lenders party thereto and Royal Bank of Canada (“RBC”), and the Indenture, dated July 12, 2017, by and among Exela Borrower and Exela Finance Inc. as Issuers, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (the “Trustee”), as Trustee (as supplemented by the First Supplemental Indenture thereto, dated as of the same date, the “Indenture”), the Company was required to deliver to RBC and the Trustee the Company’s audited financial statements for its fiscal year ended December 31, 2019 by April 14, 2020, which the Company failed to do. Such failure will become an Event of Default under the Credit Agreement if not cured within 30 days of receiving a notice of default from RBC. The Company received such notice on April 15, 2020. Similarly, such failure will become an Event of Default under the terms of the Indenture if not remedied within 120 days after receipt of notice thereof from the Trustee or the holders of 30% or more of the aggregate principal amount of the notes outstanding under the Indenture. There can be no assurance that the Company’s audited financial statements will be delivered prior to the occurrence of any such Event of Default, in which case the Company may seek an extension, waiver or other amendment, although there can be no assurance that any such extension, amendment or other waiver will be granted.

Nasdaq and SEC Matters

As previously disclosed in its Form 8-K, on November 27, 2019, the Company received a letter from the Staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for 30 consecutive business days, the closing bid price for the Company’s common stock was below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2). On April 17, 2020, the Company received another letter from Nasdaq (the “Notice”) notifying the Company that, given extraordinary market conditions and unprecedented turmoil in U.S. and world financial markets, Nasdaq has determined to toll compliance periods for bid price and market value of publicly held shares requirements through June 30, 2020. In the Notice, Nasdaq indicated that the Company’s bid compliance period would resume July 1, 2020. Since the Company had 39 calendar days remaining in its compliance period as of April 16, 2020, it has until August 10, 2020 to regain compliance.

The Company continues to experience delays in the preparation of its financial statements for the reasons previously disclosed in its Form 8-K filed on March 31, 2020, as amended on April 3, 2020 (the “Form 8-K”), which is hereby incorporated herein by reference, including the risk factor set forth therein. For the reasons described in the Form 8-K, the Company is availing itself of an extension to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 originally due May 10, 2020 (which the Company currently expects to file on or prior to June 24, 2020), as well as the Part III information on Form 10-K/A originally due April 29, 2020 (which the Company currently expects to file on or prior to June 12, 2020), relying on an order issued by the Securities and Exchange Commission on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) regarding exemptions granted to certain public companies.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company's plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company's current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company's other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company's operations, the demand for the Company's products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2020

EXELA TECHNOLOGIES, INC.

By:	/s/ James Reynolds
Name: James G. Reynolds
Title: Chief Financial Officer